SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 AMENDMENT NO. 2

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): November 7, 2003

                                 Organetix, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-29462                                   73-1556428
     (Commission File Number)               (IRS Employer Identification No.)

              603 - 7th Avenue S.W., Calgary, Alberta, Canada T2P 2T5
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               (Address of Principal Executive Offices)(Zip Code)

                                 (403) 261-8888
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              (Registrant's Telephone Number, Including Area Code)


                        Diamond International Group, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

This Amendment No. 2 to the Form 8-K dated November 7, 2003, as previously filed with the SEC on December 24, 2004, includes certain financial statements pursuant to Item 7 of the Form 8-K, commencing on Page F-1.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On November 7, 2003 (the "Effective Date"), pursuant to a Share Exchange Agreement between Diamond International Group, Inc. ("Diamond"), a Delaware corporation and Organetix, Inc. ("Organetix"), a Delaware corporation and all of the shareholders of Organetix (Agreement"), Diamond acquired all of the shares of Organetix from the Organetix consideration for the issuance of 64,000,000 restricted shares of Diamond to the Organetix shareholders. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of the Company and the Company has filed a Certificate of Amendment with the State of Delaware changing its name to Organetix, Inc.

Pursuant to the terms of the Agreement, Sylvio Martini resigned as the sole director of Diamond and L.B. (Brad) Clarke was appointed to the Board of Directors. In addition, Sylvio Martini resigned as President, Chief Executive Officer and Chief Financial Officer of Diamond and Brad Clarke was named as President, Chief Executive Officer and Chief Financial Officer of Diamond.

The Acquisition was approved by the unanimous consent of the Board of Directors of Diamond and by unanimous consent of the Board of Directors of Organetix on October 31, 2003.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by Diamond) at November 14, 2003, by (i) each person known by Diamond to be the beneficial owner of more than five percent (5%) of Diamond's outstanding shares of Common Stock, (ii) each director of Diamond, (iii) the executive officers of Diamond, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of Diamond.

                  NAME OF                  SHARES OF
TITLE OF CLASS    BENEFICIAL OWNER         COMMON STOCK       PERCENT OF CLASS
--------------------------------------------------------------------------------
Common            Amma Corporation         46,200,000          60.50%

Common            Dr. Jose Cabanillas       4,000,000           5.24%

Common            L.B. (Brad) Clarke          (1)                 (1)

DIRECTORS AND                                 (1)                 (1)
OFFICERS AS A
GROUP


(1) Mr. Brad Clarke, the sole Officer and Director of the Company, does not directly own any shares of Diamond. However, Mr. Clarke is the principal shareholder of Amma Corporation which owns 46,200,000 shares of Diamond.

The  following is a  biographical  summary of the  directors and officers of the
Company:

L.B. (BRAD) CLARKE, 48, has been President, Chief Executive Officer, Chief Financial Officer and Director of Diamond since November 7, 2003. Brad Clarke has over 28 years of business experience. For twenty-three (23) of these years he has been providing management consulting in Canada and internationally, in the United States, Barbados, Peru, China, and India. His experience ranges from being on project management teams of mega projects to being the president of a successful accounting and management consulting practice.

Mr. Clarke has assisted numerous firms and individuals in managing their affairs through both the good and the bad times. His domestic and international experience, industry contacts, finance, negotiating and management skills have been proven by meeting and accomplishing the short and long-term goals of clients. Mr. Clarke specializes in project management, accounting; joint venture and internal auditing; personnel; production, revenue, and royalty consulting; software systems; management consulting, joint venture management of operated & non-operated properties and project construction.

Some major clients include Marathon Canada Limited, Conoco Canada Resources Limited, Total Petroleum Canada Ltd., Goldman Sachs (J. Aron Resources Ltd.), Signalta Resources Ltd., Shell Canada Ltd., Harvard International Group, and Esso Resources Canada Ltd. (Exxon). As a consultant, he has developed an extensive list of contacts through his many years of helping clients with management of all aspects of their business. His experience in making appropriate recommendations and decisions is demonstrated through the success of his consulting practice.

Mr. Clarke has also been directly involved in the complementary and integrated medicine industry for the past 11 years. He is a devoted student of Qi Gong, Traditional Chinese Medicine and herbology. He is also currently the Director and head instructor of Qi Gong at the Calgary Qi Gong Centre. One of his key areas of focus is teaching and informing children through to the elderly of simple self help, preventative medicine practices and therapies that can significantly reduce anger, negative stress and improve their immune system and foster happiness.

Mr. Clarke also teaches Joint Venture Agreements, Accounting and Auditing courses that he authored and which are sponsored by the PJVA and CAPPA through SAIT, Mount Royal College and private seminars. He was a director and treasurer of the Petroleum Joint Venture Association (PJVA) for three years. He has spoken at two Insight Conferences and has chaired one other Insight Conference.

Mr. Clarke is President of a company that established harvesting, manufacturing, production and packaging of medicinal plant products from remote parts of the world.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Diamond acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Organetix for 64,000,000 shares of common stock of the Company. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of Diamond.

Organetix is a biotechnology company that has the exclusive worldwide option to acquire the formula and license for a proprietary medical discovery relating to the liver. Organetix is focused on patenting, researching and developing, producing and selling this proprietary liver product initially as a nutraceutical and to evaluate the pharmaceutical option later. This liver product has been used specifically to treat patients with Hepatitis C. Limited research shows it is regenerating liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus. Thus, this product may be useful for all liver disorders and might someday eliminate most liver transplants.

Management, together with research and medical advisors are reporting that the formula in the limited tests conducted to date, eliminates most of the symptoms of Hepatitis "C" quickly and effectively without any known side effects. The liver product may directly compete in a billion dollar market that currently exists in North America and around the world. Significant additional testing is required. Analog products will also be evaluated.

We have established a pipeline of many plant based medicines through a medical doctor in Peru. We specialize in researching, developing and patenting bioactive compounds and their unique formulas and processes from plants having a unique history of medicinal use. We feel that Nutraceuticals and Bioceuticals are the foundations for the new and exciting drugs to be discovered in the 21st Century. Much like insulin being used for diabetes, this proprietary liver product does not cure Hepatitis C, but has the capability of regenerating the liver at a cellular level.

The following describes Diamond's immediate priorities:

1. Register patents and research synthesis of the existing nutraceuticals and bioceuticals from the licensed liver product;
2. Develop new nutraceuticals and bioceuticals from the licensed liver product;
3. Sub-license, market and distribute the licensed liver products with strategic partners.

ALLIANCES & COLLABORATIONS

The following sets forth alliances and collaborations which we have established in further of our goals:

1. A World Wide License with Dr. Jose G. Cabanillas which includes a lump sum bonus and royalty based on a percentage of gross sales for an initial term of 40 years with a buyout option.

2. A consulting agreement with Jose G. Cabanillas to manage the manufacturing of the products and provide research and development on new and existing products.

3. Canadian Institute for Natural and Integrative Medicine (CINIM), under the directorship of Dr. Badri Rickhi, for independently evaluating treatments and assisting on research.

4. Dr. Eloy Rodriguez of Cornell University and the University of Miami will assist in the research and phytochemistry of the Liver product. Further collaboration could result in Diamond's use of research facilities in the Dominican Republic, in the Amazon, in Miami and in New York.

5. Dr. Brad Thompson, President and Dr. Matt Coffey, Vice President of Oncolytics Biotech Inc. (a publicly held Canadian company), both PhD' s, have agreed to assist with the research and patent process and all subsequent drug and or nutraceutical registration steps accordingly.

THE SALES AND MARKETING FOR THE LIVER PRODUCT

Our sales and marketing strategy plans are to immediately start selling the Liver Product as soon as the patents are filed. We plan to be selling within 12 months or sooner. Strategic alliances and sub-licensing with allow us to distribute larger volumes.

Because Hepatitis C is experiencing explosive growth, we plan to use the multi-media already available. There are Hepatitis C patients and web sites and organizations and liver specialists all over the world very well connected by e-mail and newsletters. The news media will also be used to expand the information knowledge base of our products. Word of mouth alone will be powerful and world wide.

We have budgeted for a major advertising and marketing approach but we will modify this according to the success of the multi-media program.

The database of doctors and patients available today will allow us an inexpensive way of communicating our message. Also, it is hoped that foundations around the world will be most interested in providing our product to less fortunate children and adults who cannot afford to purchase our liver product directly or through an insurance plan.

Insurance companies may also become interested. By eliminating the symptoms of Hepatitis C, patients may return to normal lives thus saving insurance companies significant amounts of money.

PATENT PROTECTION

Patent protection or our product is one of our primary goals. Completion of the phytochemistry along side of the patent process will offer us accurate and precise research that will allow us to have multiple levels of patents. This will protect our shareholders and offer a strong secure position for sub-licensing and selling around the world. Management is currently engaged in discussions with research professionals for purposes of providing scientific DNA fingerprinting, active ingredient identification, HPLC testing and patent protection of all products.

The skills, training, expertise and international reputations of the individuals that provide scientific and medical consulting services are unpeered. We are confident that the services relating to protocol design, scientific testing, clinical trial design, and assistance in securing patent protections in the United States and Canada will be invaluable to the success and credibility of the products.

RISK FACTORS

LIMITED OPERATING HISTORY: Diamond has a limited operating history and the Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, Diamond must, among other things, significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel. There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations. The Company is in the process of restructuring and therefore is essentially in the early stages of its development. Diamond has limited material tangible assets. To date, Diamond has created little revenues and as a result of the significant expenditures that Diamond plans to make in sales and marketing, research and development and general and administrative activities over the near term, Diamond expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.

DEPENDENCE ON KEY MANAGEMENT. Diamond is highly dependent on the services of Brad Clarke, the sole officer and director of Diamond as well as Dr. Jose Cabanillas. The loss of the services of these individuals could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to these key management personnel.

LIMITED FINANCIAL RESOURCES. Diamond has limited financial resources, has no source of operating cash flow and has no assurance that additional funding will be available to it for further development of its product or to fulfil its obligations under any applicable agreements. If the Company's product is successful, additional funds will be required for the development and marketing of the product. The only source of future funds presently available to the Company is through the sale of equity capital.

POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event Diamond requires financing, Diamond will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to Diamond on acceptable terms, if at all. Diamond does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of Diamond's Common Stock or Preferred Stock on terms that have not yet been established.

RISKS OF RAPID GROWTH. Diamond anticipates a period of rapid growth, which may place strains upon Diamond's management and operational resources. The Company's ability to manage growth effectively will require Diamond to integrate successfully its business and administrative operations into one dynamic management structure.

POSSIBLE ISSUANCE OF ADDITIONAL SHARES. Diamond has authorized 100,000,000 shares of Common Stock. The Company presently has issued and outstanding 76,361,014 shares of Common Stock, the only class of stock of Diamond for which shares have been previously issued. As of November 17, 2003, Diamond will have authorized, but un-issued, 23,638,986 shares of Common Stock which are available for future issuance. Diamond may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of Diamond's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.

DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by Diamond to date. Diamond does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in Diamond's business. There can be no assurance that dividends will ever be paid on the Common Stock of Diamond.

COMPLIANCE WITH GOVERNMENT REGULATION. Diamond will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to medical industry in the United States generally. There can be no assurance that such approvals will be obtained. The cost and delay involved in attempting to obtain such approvals cannot be known in advance.

The FDA and comparable regulatory authorities in foreign countries extensively and rigorously regulate our products, product development activities and manufacturing processes. In the U.S., the FDA regulates the introduction of medical devices as well as the manufacturing, labeling and record-keeping procedures for such products. We are required to:

         o        obtain clearance before we can market and sell our product;

         o satisfy content requirements applicable to our labeling, sales and promotional materials;

         o        comply with manufacturing and reporting requirements; and

         o        undergo rigorous inspections.

In the event that we need to obtain marketing clearance from the FDA, it may be costly and time consuming. We cannot assure you that our future products will obtain FDA clearance on a timely basis, or at all. Our product must also comply with laws and regulations in foreign countries in which we market such products. In general, the extent and complexity of medical regulation is increasing worldwide. This trend may continue, and the cost and time required to obtain marketing clearance in any given country may increase as a result. We cannot assure you that our products will obtain any necessary foreign clearances on a timely basis, or at all.

SUCCESS OF OUR PRODUCT. We cannot assure you that our product will be proven success and approved by the FDA. While we will focus on patenting, researching and developing, producing and selling this proprietary liver product here is no assurance that this product will be successful in treating patients with Hepatitis C. Limited research shows that this product assist in the regeneration of liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus and management, together with research and medical advisors are reporting that our formula in the limited tests conducted to date, eliminates most of the symptoms of Hepatitis "C" quickly and effectively without any known side effects. However, to date, extensive testing on this product has not been completed and therefore we are not sure if this product will be proven successful. We will need to fund multiple research studies throughout the lifecycle of our products to provide statistically significant scientific data to regulatory agencies.

The FDA and foreign regulatory agencies will require scientific clinical outcomes data and cost effectiveness data. We will need to provide this data throughout our products' lifecycles. Governmental agencies may change the frequency and breadth of clinical research required, potentially significantly increasing our costs. We cannot assure you that our outcomes data will be adequate to meet FDA requirements. If our outcomes data does not meet such requirements, we may be unable to sell our product.

INTELLECTUAL PROPERTY PROTECTION. We will depend on our intellectual property and any failure to protect that intellectual property could adversely affect our ability to meet future expectations. Failure to protect our existing intellectual property rights may result in the loss of our exclusivity and thus could reduce our sales potential. We will rely on patent and trademark law to protect our intellectual property but we may be forced to rely upon common-law protection with respect to our trade secrets and other proprietary matters. To date we have not applied for a patent for our product. In the absence of patent protection, we may be vulnerable to competitors who attempt to copy our products or methods. Consequently, it may be extremely difficult for us to enforce our proprietary rights and thereby prevent competitors from selling or otherwise infringing on our products. Outside the U.S., Canada, and Mexico, effective patent and trademark protection may not be applied for or may be limited or costly. We believe that we have obtained all rights necessary to patent our product without infringement on rights or patents. We will seek to achieve profitability through aggressive promotion and marketing of our patents and by developing customer relationships, which could provide a contractual basis for profits irrespective of proprietary infringements.

SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than Diamond. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.

Company must overcome significant barriers to enter into this business as a result of its limited operating history and financial resources. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and name recognition. Such competitors may be able to devote more resources than us. There can be no assurance that Diamond will be able to compete effectively with current or future competitors or that the competitive pressures faced by Diamond will not have a material adverse effect on the Company's business, financial condition and operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired*

     * Filed with Amendment No. 1 to the 8-K filed on December 24, 2003.

(b) Pro forma financial information

                                 ORGANETIX, INC.
                 INTRODUCTION TO CONDENSED CONSOLIDATED PROFORMA
                              FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited proforma financial statements have been prepared based upon certain proforma adjustments to the historical financial statements of Organetix, Inc. (the "Company"). These proforma financial statements should be read in conjunction with the notes thereto and with the Company's historical financial statements included with its Form 8-K/A report filed on December 24, 2003.

On November 7, 2003 (the "Effective Date"), pursuant to a Share Exchange Agreement ("Agreement") between Diamond International Group, Inc. ("Diamond"), a Delaware corporation and Organetix, Inc. ("Organetix"), a Delaware corporation and all of the shareholders of Organetix, Diamond acquired all of the shares of Organetix as consideration for the issuance of 64,000,000 restricted shares of Diamond to the Organetix shareholders. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of Diamond which entity filed a Certificate of Amendment with the State of Delaware changing its name to Organetix, Inc.

The accompanying financial statements have been prepared as if the above transaction had been consummated as of the date of inception of Organetix, Inc. (May 28, 2003). This transaction has been reflected as a reverse acquisition whereby Diamond is the legal acquiror and Organetix is the accounting acquiror.

                                 ORGANETIX, INC.
                  CONDENSED CONSOLIDATED PROFORMA BALANCE SHEET
                                OCTOBER 15, 2003
                                   (Unaudited)

                                                     HISTORICAL                      PROFORMA ADJUSTMENTS
                                         -------------------------------       -------------------------------
                                                              Diamond
                                                            International                                           Consolidated
                                         Organetix, Inc.     Group, Inc.           Debit             Credit           Proforma
                                         -------------     -------------       ------------       ------------      ------------
                                                             - ASSETS -
CURRENT ASSETS:
   Cash                                  $      25,379     $     188,801                         $    188,801 (b)   $     25,379
   Accounts receivable                              -          1,540,403                            1,540,403 (b)              -
   Prepaid expenses                                 -            380,623                              380,623 (b)              -
                                         -------------     -------------                         ------------       ------------

TOTAL CURRENT ASSETS                            25,379         2,109,827                                                  25,379

PROPERTY AND EQUIPMENT - NET                        -          1,467,761                            1,467,761 (b)              -

OTHER ASSETS                                 2,040,000           294,702                              294,702 (b)      2,040,000
                                         -------------     -------------                                            ------------

                                         $   2,065,379     $   3,872,290                                            $  2,065,379
                                         =============     =============                                            ============


                                             - LIABILITIES AND SHAREHOLDERS' EQUITY -
CURRENT LIABILITIES:
   Line of credit                        $          -      $     736,084     $    736,084   (b)                    $          -
   Loan payable                                     -            116,167          116,167   (b)                               -
   Obligations under capital leases                 -             98,564           98,564   (b)                               -
   Accounts payable                                 -            193,389          193,389   (b)                               -
   Accrued expenses and taxes                       -            466,984          466,984   (b)                               -
   Deferred tax liability                           -             25,621           25,621   (b)                               -
   Due to affiliate                             36,559                -                                                  36,559
   Due to shareholders                          11,208                -                                                  11,208
                                         -------------     -------------                                           ------------
TOTAL CURRENT LIABILITIES                       47,767         1,636,809                                                 47,767
                                         -------------     -------------                                           ------------

LONG-TERM LIABILITIES                               -            589,279          589,279   (b)                               -
                                         -------------     -------------                                           ------------

SHAREHOLDERS' EQUITY:
   Common stock                                 16,000               576                3   (c)                           6,972
                                                                                        1   (d)
                                                                                   16,000   (f)
   Additional paid-in capital                2,256,000         2,024,822        1,946,000   (b)       16,000   (f)    2,265,028
                                                                                   70,437   (c)
                                                                                    7,499   (d)
                                                                                    1,458   (e)
                                                                                    6,400   (f)
   Retained earnings                          (227,288)         (301,256)          84,973   (b)      384,771   (b)     (227,288)
                                                                                                       1,458   (e)
   Treasury stock                                   -             (7,500)                              7,500   (d)            -
   Subscription receivable                     (27,100)          (70,440)                             70,440   (c)      (27,100)
                                         --------------    --------------                                          -------------
                                             2,017,612         1,646,202                                              2,017,612
                                         -------------     -------------                                           ------------

                                         $   2,065,379     $   3,872,290                                           $  2,065,379
                                         =============     =============                                           ============

                                 ORGANETIX, INC.
            CONDENSED CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS
        FOR THE PERIOD FROM INCEPTION (MAY 28, 2003) TO OCTOBER 15, 2003
                                   (Unaudited)


                                                   HISTORICAL                        PROFORMA ADJUSTMENTS
                                                   ----------                        --------------------
                                                               Diamond
                                                            International                                           Consolidated
                                         Organetix, Inc.     Group, Inc.           Debit             Credit           Proforma
                                         ---------------     -----------           -----             ------           --------
REVENUE                                  $          -      $   6,435,819        6,345,819 (b)                      $         -

COST OF SALES                                   28,200         4,668,363                           4,668,363(b)          28,200
                                         -------------     -------------                                           ------------

GROSS PROFIT                                   (28,200)        1,677,456                                                (28,200)

GENERAL AND ADMINISTRATIVE EXPENSES            199,088         2,162,686                           2,162,686(b)         199,088
                                         -------------     -------------                                           ------------

LOSS FROM OPERATIONS                          (227,288)         (485,230)                                              (227,288)

INTEREST EXPENSE                                    -            (78,431)                             78,431(b)              -
                                         -------------     --------------                                          -----------

LOSS BEFORE PROVISION FOR INCOME TAXES        (227,288)         (563,661)                                              (227,288)

PROVISION (BENEFIT) FOR INCOME TAXES                -           (177,116)                            177,116(b)              -
                                         -------------     --------------                                          -----------

NET LOSS                                 $    (227,288)    $    (386,545)                                          $   (227,288)
                                         ==============    ==============                                          =============

                                 ORGANETIX, INC.
          NOTES TO CONDENSED CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(a) Effective November 7, 2003 (the transaction date), Diamond International Group, Inc. ("Diamond") acquired all of the outstanding common stock of Organetix, Inc. For accounting purposes, the acquisition is being treated as the acquisition of Diamond by Organetix, with Organetix as the accounting acquiror (reverse acquisition).

(b) Prior to the transaction date, Diamond spun-off its 100% investment in H.Y. Applied Inter-data Services, Inc., ("HYAID") and wrote off the remaining goodwill of $84,973 which was associated with this subsidiary.

(c) Simultaneously with the above transaction, Diamond cancelled notes receivable from its shareholders in connection with the purchase of common stock

(d) Prior to the transaction date, Diamond also cancelled and retired common shares held in treasury.

(e) This adjustment recapitalizes Diamond and eliminates Diamond's retained earnings.

(f) Organetix, Inc., an entity formed on May 28, 2003, exchanged all of its outstanding shares (16,000,000) for 64,000,000 common shares (par value $.0001) of Diamond. Concurrently, Diamond, the legal acquirer, changed its name to Organetix, Inc. As a result of the above transactions, Organetix, Inc, the registrant, has 69,721,014 shares of common stock outstanding.

(c) Exhibits

Number   Exhibit
------   -------

2.1 Share Exchange Agreement dated October 31, 2003 by and among Diamond International Group, Inc. and Organetix, Inc.*

         * filed with the original 8-K filing on November 18, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ORGANETIX, INC.

                                      By: /s/ Brad Clarke
                                         ---------------------
                                          Brad Clarke
                                          President

January 21, 2004